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                                                                   Exhibit 10.14

     THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION THEREFROM. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE.

                               WARRANT TO PURCHASE
                  SERIES C SENIOR CONVERTIBLE PREFERRED STOCK
                                       OF
                               OPTIUM CORPORATION

                           VOID AFTER JANUARY 31, 2013

          This Warrant is issued to Mark Colyar or his registered assigns (the "Employee") by Optium Corporation, a Delaware corporation (including any successors as provided herein, the "Company"), on May 1, 2003 (the "Warrant Issue Date"). This Warrant is issued to the Employee in connection with his employment by the Company.

          1. NUMBER OF SHARES SUBJECT TO WARRANT; EXERCISE PRICE. Subject to the terms and conditions hereinafter set forth, the Employee is entitled, upon surrender of this Warrant at the principal office of the Company, to purchase from the Company 87,011 shares (the "Shares") of Series C Senior Convertible Preferred Stock, par value $0.0001 per share (the "Series C Preferred Stock"), at a purchase price of $0.05036 per share (as may be adjusted herein, the "Exercise Price").

          2. VESTING; EXERCISE PERIOD. Except as otherwise provided for herein, this Warrant shall be exercisable, in whole or in part, at any time and from time to time beginning on the earlier of (i) December 31, 2003 or (ii) the moment in time that is immediately prior to the consummation of a Change in Control (as defined in the Company's 2001 Stock Incentive Plan, as amended) and ending at 5:00 p.m. eastern time on the tenth (10th) anniversary of the Warrant Issue Date (the "Warrant Termination Date"); PROVIDED, that if the employment by the Company of the Employee is terminated for any reason or reasons prior to this Warrant becoming exercisable, then this Warrant shall expire without ever becoming exercisable; and, PROVIDED FURTHER, that if the employment by the Company of the Employee is terminated for any reason or reasons after this Warrant first becomes exercisable, then this Warrant shall expire and no longer be exercisable on the earlier of: the Warrant Termination Date or (ii) the date that is ninety (90) days following the date of such termination.

          3. NOTICE OF SALE OR CONVERSATION. The Company shall provide written notice to the Employee not less than thirty (30) days prior to the consummation of a Change in

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Control or any transaction that would cause the conversion of all outstanding shares of Series C Preferred Stock into Common Stock of the Company.

          4. METHOD OF EXERCISE. While this Warrant remains outstanding and exercisable in accordance with SECTION 2 hereof, the purchase rights hereby represented may be exercised in whole but not in part, at the election of the Employee, by the tender of the Notice of Exercise in substantially the form attached hereto as EXHIBIT A and the surrender of this Warrant at the principal office of the Company and by the payment to the Company in cash, by check, cancellation of indebtedness, shares of Series C Preferred Stock that have been held by the Employee for at least six (6) months (or shares previously issued upon conversion thereof) or other form of payment acceptable to the Company, of an amount equal to the then applicable Exercise Price multiplied by the number of Shares then being purchased. For purposes of this SECTION 4, the fair market value of a share of Series C Preferred Stock (or shares previously issued upon conversion thereof) as of a particular date shall be determined by the Company's Board of Directors in its reasonable discretion; PROVIDED that if such shares issuable upon exercise of this Warrant are traded on a national securities exchange or admitted to quotation on the National Association of Securities Dealers Automated Quotation System, the fair market value on any given date shall be the average of the closing sale prices on such exchange or system of such shares issuable upon exercise of this Warrant for the 20 trading days preceding such date.

          5. CERTIFICATES FOR SHARES. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, as applicable).

          6. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

               (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time prior to the exercise or expiration of this Warrant subdivide its shares of Series C Preferred Stock (or any successor security as provided for in SECTION 6(b)), by split-up or otherwise, or combine its shares of Series C Preferred Stock (or any successor security as provided for in SECTION 6(b)). or issue additional Common Stock as a dividend with respect to any of its shares of Series C Preferred Stock (or any successor security as provided for in SECTION 6(b)), the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, provided that the aggregate exercise price payable hereunder for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this SECTION 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

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               (b)  RECLASSIFICATION, REORGANIZATION AND CONSOLIDATION. In the
event of any corporate reclassification, capital reorganization, consolidation, spin-off or change in the shares of Series C Preferred Stock (other than as a result of a subdivision, combination, or dividend provided for in SECTION 6(a) above), then, as a condition of such event, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Employee, so that the Employee shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and/or other securities and property receivable in connection with such event by a Employee of the same number of shares for which this Warrant could have been exercised immediately prior to such event. In any such case appropriate provisions shall be made with respect to the rights and interest of the Employee so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price, provided that the aggregate exercise price payable hereunder for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same.

               (c) NOTICE OF ADJUSTMENT. When any adjustment is required to be made to the Exercise Price or in the number or kind of Shares purchasable upon exercise of the Warrant, the Company shall promptly notify the Employee of such event and of the adjusted Exercise Price or number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

          7. ASSUMPTION OF WARRANT. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be an acquisition of the Company by another entity by means of a merger, reorganization or consolidation of the Company or any other similar transaction, then, as a part of such acquisition, lawful provision shall be made so that the Employee shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such acquisition which the Employee would have been entitled to receive in such acquisition if this Warrant had been exercised immediately before such acquisition.

          8. NO FRACTIONAL SHARES OR SCRIP. No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional Shares the Company shall make a cash payment therefor on the basis of the fair market value determined in accordance with SECTION 4.

          9. NO SHAREHOLDER RIGHTS. Prior to exercise of this Warrant, the Employee shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such Employee shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this SECTION 9 shall limit the right of the Employee to be provided the notices required under this Warrant.

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          10.  COMPLIANCE WITH SECURITIES ACT; TRANSFERABILITY OF WARRANT OR
SHARES.

               (a) COMPLIANCE WITH SECURITIES ACT. The Employee, by acceptance hereof, agrees that this Warrant, and the Shares issuable upon exercise of this Warrant, are being acquired for investment and that such Employee will not offer, sell or otherwise dispose of this Warrant, or any Shares issuable upon exercise of this Warrant, except under circumstances which will not result in a violation of the Securities Act, or any applicable state securities laws. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD, OFFERED FOR SALE, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION THEREFROM, AND, IF REQUESTED BY THE COMPANY, THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THAT EFFECT. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE."

               (b) TRANSFERABILITY. Subject to compliance with applicable federal and state securities laws, the Shares issuable upon exercise of this Warrant (but not this Warrant) are transferable in whole or in part by the Employee to any person or entity upon written notice to the Company.

          11. INVESTMENT STATUS. The Employee represents that he or she is an "accredited investor" within the meaning of Regulation D under the Securities Act, as presently in effect.

          12. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and assigns.

          13. AMENDMENTS AND WAIVERS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Employee.

          14. NOTICES. All notices required under this Warrant shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile, (iii)

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one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the address of the Company set forth below (or at such other place as the Company shall notify the Employee hereof in writing) and notices to the Employee shall be sent to the address of the Employee set forth below (or at such other place as the Employee shall notify the Company hereof in writing):

          To the Company:      Optium Corporation
                               500 Horizon Drive
                               Suite 505
                               Chalfont, PA 18914
                               Attn: Chief Executive Officer

          To the Employee:     Mark Colyar
                               3699 Fountain Circle
                               Fountainville, PA 18923

          15. CAPTIONS. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

          16. GOVERNING LAW. This Warrant shall be governed by the laws of the State of Delaware, without regard to the choice or conflict of laws principles thereof.

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          IN WITNESS WHEREOF, the undersigned have caused this Warrant to be duly executed as of the date first set forth above.


                               COMPANY

                               OPTIUM CORPORATION


                               By:    /s/ Paul G. Suchoski, Jr.
                                   --------------------------------
                               Name:  Paul G. Suchoski, Jr.
                               Title: Chief Executive Officer


                               EMPLOYEE


                                     /s/ Mark Colyar
                               -------------------------------------
                               Name: Mark Colyar

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                                    EXHIBIT A

                               NOTICE OF EXERCISE

To: Optium Corporation

               The undersigned hereby elects to [CHECK APPLICABLE SUBSECTION]:

/ / Purchase__________________ Shares (as defined in the attached Warrant) of Optium Corporation, pursuant to the terms of the attached Warrant and payment of the Exercise Price per Share required under such Warrant accompanies this notice.

          The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.


Date:                                WARRANT HOLDER:
     ------------------

                                     By:
                                        -------------------------------
                                        Name:
                                        Address:


Name in which shares should be registered:
                                          ----------------------

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